Exhibit 24

                                POWER OF ATTORNEY

      Each person whose signature  appears below constitutes and appoints Robert
D. Thompson and Jack E. Jerrett, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, in any and all capacities, to sign a registration statement on Form S-8 to be filed by OraSure Technologies, Inc., relating to 6,185,400 shares of its common stock to be issued pursuant to the OraSure Technologies, Inc. 2000 Stock Award Plan and the OraSure Technologies, Inc. Employee Incentive and Non-Qualified Stock Option Plan, and pursuant to options previously granted under the Epitope, Inc. 1991 Stock Award Plan and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with exhibits, with the Securities and Exchange Commission. In addition, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated as of October 31, 2000.


/s/ Robert D. Thompson                   Chief Executive Officer and Director
---------------------------------
Robert D. Thompson

/s/ Michael G. Bolton                    Director
---------------------------------
Michael G. Bolton

/s/ William W. Crouse                    Director
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William W. Crouse

/s/ Michael J. Gausling                  President, Chief Operating Officer and
---------------------------------        Director
Michael J. Gausling

/s/ Frank G. Hausmann                    Director
---------------------------------
Frank G. Hausmann

/s/ Roger L. Pringle                     Director
---------------------------------
Roger L. Pringle